UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21934

RiverNorth Funds

(Exact Name of Registrant as Specified in Charter)

325 N. LaSalle St. Suite 645, Chicago, IL  60610

(Address of Principal Executive Offices)  (Zip Code)

Patrick W. Galley

325 N. LaSalle Street

Suite 645

Chicago, IL  60610

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  312-832-1440

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

RiverNorth Core Opportunity Fund

September 30, 2008

Dear Fellow Shareholders,

We are pleased to provide you with the Annual Report for the RiverNorth Core Opportunity Fund (ticker: RNCOX) covering the Fund’s fiscal year end, September 30, 2008.

For fiscal year 2008 the RiverNorth Core Opportunity Fund had a total return of -16.08%.   This compares to a -21.97% total return for the S&P 500 and -12.28% for the blended index consisting of 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index.  In the past year, the Fund’s net assets have grown from $19 million to $133 million.

The Fund performed very well, outpacing many of our competitors, for the first 11 months of the 12 month period benefiting primarily from trading discount volatility in closed-end funds and maintaining a low beta equity asset allocation.  September, on the other hand, was a different story as the financial crisis unfolded and nearly every asset class besides US government bonds was sold-off forcefully.  Even the net asset value of a certain money market fund sunk below the time-honored standard of $1 per share.  Detracting from the Fund’s performance was a combination of drastic discount widening in closed-end funds, specifically in September and losses from credit related closed-end fund positions as credit spreads widened.

The financial markets are suffering from an overwhelming negative reinforcing cycle.  The cycle began with declining home prices, leading to price declines in mortgage-backed securities, leading to massive losses at financial institutions, leading to severely restricted credit conditions, leading to higher mortgage rates, leading back to declining home prices, and so on.  Dwindling capital levels at financial institutions have resulted in continued de-leveraging – which creates similar feedback loops for other forms of risk-based collateral.  The forced selling has driven prices of risk-based assets to depressed valuation levels, further depleting capital and reinforcing anxiety about the health of many financial firms.  Wall Street’s problems have recently begun to affect the real economy, as evidenced by rising unemployment, declining corporate profits and tightening credit standards for consumers.

The current crisis in the U.S. financial system is sending shock waves throughout the domestic and global capital markets.  Fearful investors, in search of safety and liquidity, have dumped risk assets into the financial markets resulting in a lasting spike in the volatility index (VIX – a measure of fear).  The recent market upheaval has triggered the largest wave of monthly net redemptions in the history of the mutual fund industry.  In September 2008 alone, investors pulled an estimated $104.4 billion out of mutual funds and money market funds.  Even under normal circumstances, this is a great deal of selling pressure for the market to absorb.  But under current erratic conditions, where there are fewer buyers, the selling pressure is overwhelming and prices continue to drop in an ongoing battle between buyers and sellers to equilibrate the market.

Closed-end funds are no exception.  The market price of a closed-end fund is a function of the supply and demand for the shares trading in the market and has only an indirect link with the fund’s net asset value (NAV).  Supply and demand imbalances often cause the market price to diverge from NAV resulting in discounts (or premiums).  Given that the public deserted open-end mutual funds in September, it shouldn’t come as a surprise that closed-end fund investors followed suit.  Since closed-end funds don’t have redemptions, we can only measure the selling pressure by tracking the average closed-end fund discount.

Discounts widened from 6.6% at the start of September to 13.2% at September 30, 2008.  At an average discount of 13.2% this represents a 3.3 standard deviation move from an 11-year mean of 4.4%.  During the month of September, the Fund aggressively increased its exposure to closed-end funds from approximately 44% to 86% at the end of the period.  While adding closed-end fund exposure may add increased short-term performance volatility due to discount movements, we believe in the long term discounts tend to revert to their mean presenting an opportunity to add additional return (“alpha”).

While much of the discount volatility in closed-end funds led to the Fund’s ability to generate alpha earlier in the year and unfortunately detracted from performance in September, trading discount volatility (“mean reversion trades’) is only one component of the Fund’s strategy in extracting alpha from closed-end funds.  The Fund’s largest position at the end of the period was Tri-Continental, one of the oldest closed-end funds.  Tri-Continental’s alpha producing merit is not based on mean reversion, but rather shareholder activism and a future corporate action.  The fund has undergone a long history of being attacked by shareholder activist, pushing the board to take meaningful action to narrow the discount.  In August, Tri-Continental announced the board’s approval of an agreement with the activist stockholder group to commence a 35% in-kind tender offer and possibly another 12.5% cash tender offer.  The agreement is in response to the fund’s adviser, J. & W. Seligman & Co. (Seligman), announced sale to RiverSource Investments.  In order for the advisory agreement transfer to consummate, Tri-Continental shareholder approval is required.   Based off of past shareholder activism and voting history the advisory agreement had little hope for passing without a deal.  As a result of the announcement, Tri-Continental’s discount narrowed and as of September 30th was still 6%.  The in-kind tender offer will take place in December and at a 6% discount to NAV, RNCOX stands to produce 24% annualized alpha (additional return above the underlying assets) on a position that is very highly correlated to the S&P 500 index.

Current Investment Themes

Taking a line from Warren Buffet, “be fearful when others are greedy and greedy when others are fearful” is exactly what closed-end fund investing is all about.  Typically when there is distress in the markets, investors become panicked and sell assets resulting in wider discounts for closed-end funds.  We believe these are times not to be selling but rather purchasing assets with potential “double” discounts.  Discount number one being in the assets themselves as valuations become more attractive, and discount number two, the discount through the closed-end fund structure.  Timing will never be perfect for both the asset class and the discount level, but we believe purchasing an already cheaper asset class at a discount provides a margin of safety and longer-term, an opportunity to outperform.

Given the grand deleveraging that started to occur in September, we are putting an emphasis on asset classes that have been subjected to forced selling with arbitrage features that serve as a catalyst for reversion to a mean valuation.  We prefer buying these asset classes through closed-end funds in order to take advantage of the double discount.  In addition to equities, we find the senior bank loan and convertible bond market attractively priced with double discount features.

Senior bank loans are typically issued by below-investment grade companies, have floating rate coupons and rank senior and typically secured in the capital structure.

Investors, including hedge funds and structured investment vehicles historically have found the bank loan market attractive to utilize leverage, in some instances greater than 7x per dollar of capital.  As the global financial markets delever, bank loans were not immune resulting in a tidal wave of forced selling pushing prices further down.  The Fund found the senior bank loan market attractive earlier in the year when trading at 0.90 to par value and closed-end funds trading at 15+% discounts.  As the credit crisis deepened in September the average price was 0.81 at September 30th vs. 0.97 last September.  Closed-end funds investing in the asset class as of September 30th traded at a 24% discount.  This translates into 0.62 per unit of bank loan exposure.

Historically bank loans have experienced recovery rates of 70% on average if in default.  The past peak default rate was 8.2%.  Even assuming dire assumptions such as 50% default rates and 50% recovery rates, there is still a 21% margin of safety (100 par value – (0.50 default * 0.50 recovery rate) = (0.75/0.62)-1 = 21%).  While the recovery of the bank loan market will be nearly impossible to time due to uncertainty of continued deleveraging and the needed entrance of buyers, we believe that the current bank loan market offers very favorable and quantifiable risk adjusted returns.

We consider the convertible bond market as another attractive double discount opportunity.  Convertible bonds have historically been a hedge fund favorite due to the arbitrage features of the structure (long the convertible bond/short the equity).  Due to spread widening and forced selling, the average convertible bond arbitrage hedge fund performance is down approximately 30% YTD through September.  By some measures, convertible bonds are currently priced irrationally as the convertible feature (option) is free and therefore maintaining downside protection from the debt like characteristics all the while maintaining upside potential from the option without needing to pay for the option.  This opportunity is present today because of the unprecedented sell-off in convertibles as hedge funds and investment banks are being faced with margin calls resulting in forced liquidation.  This in turn results in a negative reinforcing cycle as lower prices force more margin calls resulting in an irrational priced market.  Once again, while we don’t know when liquidity and buyers will return, we do know arbitrage trades will not last forever once fear and panic subsides. Closed-end funds investing in convertible bonds as of September 30th traded at a 12.7% discount vs. 1.8% as recent as August 31st, an approximate 11% widening in September alone.

Despite the recent volatility in the markets and Fund performance, we believe the massive global financial deleveraging will provide new opportunities with favorable risk adjusted returns.  In addition we expect closed-end fund discount volatility to continue through year’s end due to tax-loss selling and potentially into 2009 if the markets don’t find a bottom.  This presents opportunities to add closed-end fund exposure and reduce as discounts narrow with the ultimate goal of adding alpha.

Respectfully,

Patrick W. Galley, CFA

Stephen A. O’Neill, CFA

TOTAL RETURN (%)

FOR PERIOD ENDED SEPTEMBER 30, 2008

(Unaudited)

	Total Return	Since Inception (12/27/2006)
RiverNorth Core Opportunity Fund	-16.08%	-5.77%
Blend Index	-12.28%	-3.56%
S&P 500 Index	-21.97%	-8.72%

Blend Index consists of 60% S&P 500 Index and 40% Lehman Aggregate Bond Index.

The returns in the above table are for less than one year and are not annualized.

$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
RiverNorth Core Opportunity Fund ($9,013)
Blend Index ($9,385)
S&P 500 Index ($8,524)

This chart assumes an initial investment of $10,000 made on 12/27/2006 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Performance data throughout this report represents past performance and is not a guarantee of future results.  The total return figures assume the reinvestment of distributions, but do not reflect the deduction of taxes paid on distributions or on the redemption of your shares.  Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  Returns throughout this report are net of fees and expenses.  An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (888) 848-7569.

Portfolio Asset Allocation
September 30, 2008 (Unaudited)

Portfolio asset allocations are approximations made by the advisor based on each holding’s average exposure.  Portfolio asset allocations are as of September 30, 2008 and are subject to change.

	RiverNorth Core Opportunity Fund
	Schedule of Investments
	September 30, 2008

Shares/Description/Percentage of Net Assets		Market Value

CLOSED-END FUNDS - 77.42%
95,502	Alpine Global Premier Properties Fund	619,808
249,205	Alpine Total Dynamic Dividend Fund	2,282,718
18,909	ASA Limited	1,052,853
115,373	Blackrock Global Equity Income Trust	1,219,493
438,618	Blackrock International Growth & Income Trust	4,715,144
269,124	Blackrock World Investment Trust	2,839,258
22,880	Calamos Convertible Opportunities & Income Fund	245,045
90,979	Calamos Global Dynamic Income Fund	718,734
38,282	Calamos Global Return Fund	436,415
90,803	Calamos Strategic Total Return Fund	784,538
34,445	Castle Converitble Fund, Inc.	626,210
79,326	Clough Global Equity Fund	1,047,103
260,459	Clough Global Opportunities Fund	3,133,322
21,040	Cohen & Steers Closed End Opportunity Fund	234,806
47,719	Cohen & Steers Global Income Builder Fund	521,092
34,688	Defined Strategy Fund Inc.	491,529
62,175	Diamond Hill Financial Trends Fund I	564,549
192,676	Dreman/Claymore Dividend & Income Fund	1,003,842
165,892	DWS Global Commodities Stock Fund	2,110,146
366,472	Eaton Vance Senior Income Trust	1,795,713
79,773	Eaton Vance Tax Advantage Dividend Income Fund	1,250,841
77,995	Eaton Vance Tax Advantage Global Dividend Income Fund	1,123,908
480,659	Eaton Vance Tax Managed Global Diversified Equity Income Fund	5,392,994
124,512	Evergreen Global Dividend Opportunity Fund	1,323,563
51,361	Evergreen International Balanced Income Fund	677,452
108,588	First Trust Strategic High Income Fund	743,828
300,898	First Trust Four Corners Senior Floating Rate Income	3,144,384
221,017	Highland Credit Strategy Fund	2,112,923
478,720	Highland Distressed Opportunities Fund	1,421,798
128,234	ING Global Equity Dividend & Premium Opportunity Fund	1,423,397
509,638	ING Prime Rate Trust	2,211,829
81,108	Insured Municipal Income Fund	863,800
351,965	John Hancock Premium Dividend Fund II	2,439,117
610,639	Liberty All-Star Equity Fund	2,753,982
323,940	MFS Intermediate Income Trust	1,914,485
113,497	Neuberger Bergman Real Estate Securities Income Fund, Inc.	811,503
329,700	Nicholas-Applegate Convertible & Income Fund	2,663,976
214,673	Nicholas-Applegate Convertible & Income Fund II	1,607,901
16,057	Nuveen Dividend Advantage Municipal Fund	177,590
192,501	Nuveen Multi Strategy Income & Growth Fund	1,164,631
348,232	Nuveen Floating Rate Income Opportunities Fund	2,629,152
168,654	Nuveen Global Value Opportunities Fund	2,177,323
30,077	Nuveen Insured Dividend Advantage Municipal Fund	323,328
252,961	Nuveen Multi Strategy Income & Growth Fund	1,507,648
13,757	Nuveen Tax Advantage Dividend Growth Fund	142,660
70,990	Old Mutual/Claymore Long Short Fund	716,999
182,748	Pimco Floating Rate Income Fund	1,838,445
85,570	Pimco Floating Rate Strategy Fund	812,915
216,596	Pioneer Floating Rate Trust	2,168,126
200,930	Pioneer Municipal & Equity Income Trust	2,246,397
58,885	Seligman Select Municipal Fund	542,920
122,280	SunAmerica Focused Alpha Growth Fund	1,577,412
36,518	SunAmerica Focused Alpha Large Cap Fund	473,273
762,282	TCW Strategic Income Fund	2,042,916
191,345	The Gabelli Deal Fund	2,682,657
123,941	The Hyperion Brookfield Total Return Fund	585,001
452,785	Tri Continental Corp.	6,615,189
11,344	Western Asset 2008 Worldwide Dollar Government Term Trust Inc.	113,100
596,231	Van Kampen Dynamic Credit Opportunity Fund	6,337,935
1,472,836	Van Kampen Senior Income Trust	6,009,171

TOTAL FOR CLOSED-END-EQUITY FUNDS (Cost $119,373,857) - 77.42%		103,208,787

EXCHANGE TRADED FUNDS - 10.47%
173,417	Claymore/Raymond James S B-1 Equity	2,566,572
36,990	iShares Russell 1000 Growth Index Fund	1,795,864
89,438	PowerShares FTSE RAFI US 1000	4,058,696
33,206	SPDR Trust Series I	3,858,537
19,000	Rydex Russell Top 50	1,680,740

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $15,388,557) - 10.47%		13,960,409

HOLDING & INVESTMENT MANAGEMENT COMPANIES - 0.51%
3,000	Affiliated Managers Group *	238,050
11,736	Legg Mason, Inc.	446,672

TOTAL FOR HOLDING & INVESTMENT MANAGEMENT COMPANIES
(Cost $919,237) - 0.51%		684,722

SHORT TERM INVESTMENTS - 8.82%
11,762,523	Fidelity Institutional Money Market Fund - Class I 2.83% ** (Cost $11,762,523)	11,762,523

TOTAL INVESTMENTS (Cost $147,444,174) - 97.22%		129,616,441

OTHER ASSETS LESS LIABILITIES - 2.78%		3,713,170

NET ASSETS - 100.00%		$133,329,611

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2008.
The accompanying notes are an integral part of these financial statements.

RiverNorth Core Opportunity Fund
Total Return Swaps
September 30, 2008

			Unrealized
	Notional	Termination	Appreciation/
	Amount	Date	(Depreciation)

ReFlow Fund, LLC *	$16,000,000	8/27/2010	$0

* See Note 7 for additional information.

The accompanying notes are an integral part of these financial statements.

RiverNorth Core Opportunity Fund
Statement of Assets and Liabilities
September 30, 2008

Assets:
Investments in Securities, at Value (Cost $147,444,174)	$129,616,441
Cash	4,672
Receivables:
Shareholder Subscriptions	153,920
Securities Sold	5,993,253
Dividends and Interest	247,008
Prepaid Registration Expense	15,797
Total Assets	136,031,091
Liabilities:
Payables:
Securities Purchased	1,677,551
Payable for Open Swap Agreement	725,309
Shareholder Redemptions	120,778
Accrued Advisory Fees	126,876
Accrued Administrative Fees	28,636
Other Accrued Expenses	22,330
Total Liabilities	2,701,480
Net Assets	$133,329,611

Net Assets Consist of:
Paid In Capital	$154,566,788
Accumulated Undistributed Net Investment Income	1,277,922
Accumulated Undistributed Realized Loss on Investments and Total Return Swaps	(4,687,366)
Unrealized Depreciation in Value of Investments	(17,827,733)
Net Assets, for 15,296,228 Shares Outstanding	$133,329,611

Net Asset Value Per Share and Offering Price	$ 8.72

Minimum Redemption Price Per Share *	$ 8.55

* The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.
The accompanying notes are an integral part of these financial statements.

RiverNorth Core Opportunity Fund
Statement of Operations
For the Year Ended September 30, 2008

Investment Income:
Dividends	$ 2,203,051
Interest	136,832
Total Investment Income	2,339,883

Expenses:
Advisory Fees (Note 3)	401,592
Administrative Fees	100,398
Legal Fees	35,518
Transfer Agent Fees	39,725
Audit Fees	12,100
Blue Sky Fees	24,993
Custodial Fees	13,345
Trustee Fees	3,993
Miscellaneous Fees	2,798
Printing and Mailing Fees	5,046
Insurance Fees	1,159
Total Expenses Before Recoupment	640,667
Recoupment of Prior Expense Waivers	23,935
Total Expenses	664,602

Net Investment Income	1,675,281

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(4,189,550)
Realized Gain Distributions from Investment Company Shares	311,679
Realized Loss from Total Return Swaps	(725,309)
Net Change in Unrealized Depreciation on Investments	(18,491,830)
Realized and Unrealized Loss on Investments	(23,095,010)

Net Decrease in Net Assets Resulting from Operations	$(21,419,729)

The accompanying notes are an integral part of these financial statements.

RiverNorth Core Opportunity Fund
Statements of Changes in Net Assets

	Year	Period
	Ended	Ended
	9/30/2008	9/30/2007 (a)
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 1,675,281	$ 124,492
Net Realized Gain (Loss) on Investments	(4,189,550)	112,653
Net Realized Gain Distributions from Investment Company Shares	311,679	93,273
Net Realized Loss from Total Return Swaps	(725,309)	-
Unrealized Appreciation (Depreciation) on Investments	(18,491,830)	664,097
Net Increase (Decrease) in Net Assets Resulting from Operations	(21,419,729)	994,515

Distributions to Shareholders:
Net Investment Income	(540,869)	-
Realized Gains	(290,112)	-
Total Dividends and Distributions Paid to Shareholders	(830,981)	-

Capital Share Transactions:
Proceeds from Sale of Shares	144,555,567	19,025,071
Shares Issued on Reinvestment of Dividends	830,981	-
Proceeds from Redemption Fees (Note 2)	30,448	-
Cost of Shares Redeemed	(8,584,796)	(1,371,465)
Net Increase from Shareholder Activity	136,832,200	17,653,606

Net Assets:
Net Increase in Net Assets	114,581,490	18,648,121
Beginning of Period	18,748,121	100,000
End of Period (Including Undistributed Net Investment Income of
$402,066 and $143,510, respectively)	$133,329,611	$ 18,748,121

Share Transactions:
Shares Sold	14,318,853	1,866,932
Shares Issued on Reinvestment of Dividends	78,841	-
Shares Redeemed	(847,096)	(131,302)
Net Increase in Shares	13,550,598	1,735,630
Outstanding at Beginning of Period	1,745,630	10,000
Outstanding at End of Period	15,296,228	1,745,630

(a) For the period December 27, 2006 (commencement of operations) through September 30, 2007.

The accompanying notes are an integral part of these financial statements.

RiverNorth Core Opportunity Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year	Period
	Ended	Ended
	9/30/2008	9/30/2007 (a)

Net Asset Value, at Beginning of Period	$ 10.74	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.42	0.11
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.10)	0.63
Total from Investment Operations	(1.68)	0.74

Distributions:
Net Investment Income	(0.23)	0.00
Realized Gains	(0.12)	0.00
Total from Distributions	(0.35)	0.00

Redemption Fees	0.01	0.00

Net Asset Value, at End of Period	$ 8.72	$ 10.74

Total Return **	-16.08%	7.40%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 133,330	$ 18,748
Before Waiver/Recoupment
Ratio of Expenses to Average Net Assets ***	1.59%	2.21%
Ratio of Net Investment Income to Average Net Assets *** †	4.21%	1.19%
After Waiver/Recoupment
Ratio of Expenses to Average Net Assets ***	1.65%	1.95%
Ratio of Net Investment Income to Average Net Assets *** †	4.15%	1.45%
Portfolio Turnover	304.39%	74.84%

(a) For the period December 27, 2006 (commencement of operations) through September 30, 2007.

* Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

** Total return in the above table represents the return that the investor would have earned or lost over the period indicated on  an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year. Total return calculation does not reflect redemption fee.

*** Annualized

† These ratios exclude the impact of expenses of the underlying security holdings listed on the schedule of investments.

The accompanying notes are an integral part of these financial statements.

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

1.  ORGANIZATION

The RiverNorth Core Opportunity Fund (the “Fund”) was organized as a diversified series of RiverNorth Funds (the “Trust”) on July 18, 2006 and commenced investment operations on December 27, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series.  The Fund is the only series currently authorized by the Trustees.  The investment advisor to the Fund is RiverNorth Capital Management, Inc. (the “Advisor”).

The investment objective of the Fund is to seek long-term capital appreciation and income, consistent with prudent investment risk over the long-term.

2.  SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:  Equity securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities.  Securities that are traded on any exchange, including the NASDAQ, are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the last bid price does not accurately reflect the current value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SWAPS: The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specified rate. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Advisor. The Fund may use its own net asset value as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to the open swap contracts.  Net amounts received or paid on the swap contracts are recorded as realized gains or losses.  Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts.  Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts. Risks may exceed amounts recognized on the statement of assets and liabilities.

OTHER:  The Fund records security transactions based on trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  Discounts and premiums on fixed income securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund has held certain investments which pay dividends to their shareholders based upon available funds from operations.  It is possible for these dividends to exceed the underlying investments taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.

SHARE VALUATION:  The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

redeemed within 90 days of purchase. For the year ended September 30, 2008 there were redemption fees of $30,448.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision or excise tax provision is required.

Effective March 31, 2008 the Fund adopted Financial Accounting Standards Board (FASB)

Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”.  FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the period ended September 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities before 2007.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Fund.

3.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor serves as the investment advisor to the Fund. Under the terms of the management agreement (the “Agreement”), the Advisor, subject to the supervision of the Board of Trustees of

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund. For the period October 1, 2007 through September 30, 2008, the Advisor earned investment advisory fees of $401,592 and was reimbursed $23,935 of prior expenses waivers.

Pursuant to an Administration Agreement between the Advisor and the Trust, the Advisor has been retained to provide certain management support and administrative oversight services to the Fund in exchange for the payment of an administrative fee by the Fund equal to an annual rate of 0.25% of the Fund’s average daily net assets.  The Advisor provides the Fund with general office facilities and oversees the provision of administrative/non-investment services to the Trust, including the provision of services to the Trust by the Trust’s fund accounting agent, transfer agent and custodian. The Advisor also provides persons satisfactory to the Board of Trustees of the Trust or serves as officers of the Trust.  Such officers, as well as certain employees and Trustees of the Trust may be directors, officers, or employees of the Advisor or its affiliates. For the period October 1, 2007 through September 30, 2008, the Advisor earned administrative fees of $100,398.

Effective January 30, 2008, the Advisor contractually agreed to reduce the expense limitation to 1.60% through January 31, 2010.

Any such waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.

4.  CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares without par value. At September 30, 2008 paid in capital amounted to $154,566,788 representing 15,296,228 shares outstanding.

5.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were $240,647,173 and $116,902,030. There were no purchases or sales of U.S. Government obligations.

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

For federal income tax purposes the cost of securities owned at September 30, 2008 was $151,440,347. At September 30, 2008 the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,421,438	$(23,970,653)	$(22,549,215)

There difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of post-October losses, wash sales and treatment of swaps.

6.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2008, National Financial Services, for the benefit of its customers, owned 80.70% of the RiverNorth Core Opportunity Fund.

7.   SWAP CONTRACTS

At September 30, 2008, the Fund had the following open total return swap contract.

	Termination Date	Notional Amount	Unrealized Gain (Loss)
Agreement with ReFlow Fund, LLC dated August 27, 2008 to receive total return of the Fund, based on its daily change in NAV less USD-LIBOR plus an annualized spread of 1.95%.	8/27/2010	16,000,000	0

The swap is settled and reset monthly.

8.   NEW ACCOUNTING PRONOUNCEMENTS

The  Fund  adopted Financial Accounting Standards Board Statement of Financial Accounting  Standards  No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In  accordance  with  FAS 157,  fair value is defined as the price  that  the Fund would receive to sell an asset or pay to transfer a liability  in  an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level  hierarchy  for fair value measurements based upon the transparency  of  inputs  to  the valuation of an asset or liability.

Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to  the  overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund's investments by the above fair value hierarchy levels as of September 30, 2008:

	Investment In Securities	Other Financial Instruments *
Level 1 - Quoted prices	$129,616,441	$0
Level 2 - Other significant observable inputs	0	0
Level 3 – Significant unobservable inputs	0	0
	$129,616,441	$0

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

In March 2008, the FASB issued the Statement of Financial Accounting Statements No. 161, “Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

9.   DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Advisor for certain distribution and promotion expenses related to marketing shares of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.  Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.  During the year ended September 30, 2008,

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

the plan was not activated. On May 28, 2008, the Board of Trustees of the River North Funds voted to activate the Funds Rule 12b-1 plan, effective October 1, 2008.

10.   DISTRIBUTIONS TO SHAREHOLDERS

Distributions of $0.23062, $0.12004 and $0.0036 were paid from net investment income, short-term capital gains and long-term capital gains respectively which amounted to $830,981 during the period ended September 30, 2008.

The tax character of distributions paid during the fiscal year ended September 30, 2008 and period ended September 30, 2007 was as follows:

	9/30/2008	9/30/2007
Distributions paid from:
Ordinary income	$ 540,869	$0
Short-term capital gain	281,528	0
Long-term capital gain	8,584	0
	$830,981	$0

As of September 30, 2008 the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary income	$1,312,039
Undistributed long-term capital gain	0
Unrealized depreciation	(22,549,215)
Net Total	$(21,237,176)

11.   SUBSEQUENT EVENT

The Board approved the hiring of a new transfer agent, fund accountant and administrator, and approved the hiring of a distributor for the Fund. The former contracts with Mutual Shareholder Services (for transfer agent and fund accounting services) and River North Capital Management, Inc. (for administration services) were terminated effective October 1, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

RiverNorth Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund (the “Fund”) as of September 30, 2008, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for the two periods then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund as of September 30, 2008, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the two periods then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

November 25, 2008

RiverNorth Core Opportunity Fund
Expense Illustration
September 30, 2008 (Unaudited)

Expense Example

As a shareholder of the RiverNorth Core Opportunity Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2008 and held for the entire six month period ended September 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2008	September 30, 2008	April 1, 2008 to September 30, 2008

Actual	$1,000.00	$884.51	$7.42
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.20	$7.94

* Expenses are equal to the Fund's annualized expense ratio of 1.57%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

RIVERNORTH CORE OPPORTUNITY FUND

ADDITIONAL INFORMATION

September 30, 2008 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 848-7569 and (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 26, 2007. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-848-7569.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On August 28, 2008, the Board of Trustees ("Trustees") of RiverNorth Funds (the "Trust") approved the continuation of the Trust's investment advisory agreement with RiverNorth Capital Management (the "Advisor") related to the RiverNorth Core Opportunity Fund (the "Fund").

Legal counsel to the Trust referred the Trustees to a memorandum prepared by his firm regarding the Board's responsibilities in approving or renewing management agreements.  Legal counsel advised that pursuant to Section 15(c) of the Investment Company Act, boards have an obligation to annually review and approve management agreements with mutual funds.  However there are not specific guidelines promulgated by Section 15(c) for boards to consider.  However, in recent court decisions and in informal guidance provided by the Securities and Exchange Commission, legal counsel identified five factors that the Board should consider in renewing the advisory agreement.  First, the Board should consider the investment performance of the Fund and the investment performance of the Advisor.  Second, the Board should consider the nature, extent and quality of the services provided by the Advisor to the Fund.  Third, the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund should be considered.  Fourth, the extent to which economies of scale will be realized by the Fund as it grows is a factor to also be considered by the Board.  Last, the Fund should consider whether the fee levels reflected economies of scale to the benefit of the Fund shareholders.

Legal counsel then indicated that his firm had requested the Advisor provide certain information to the Board for its consideration regarding the renewal of the investment advisory agreement.  A copy of the investment advisory agreement as originally entered into between the Fund and the Advisor was also included in the Board's materials.

As to the nature, extent and quality of the services provided by the Advisor to the Fund, the Trustees considered that under the terms of the advisory agreement, the Advisor would, subject to the supervision of the Board of Trustees of the Trust, provide or arrange to be provided to the Fund such investment advice as the Advisor, in its discretion, deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies.  The Fund's portfolio manager indicated that there were no material changes to the operations of the Advisor or the Advisor's corporate structure for the past year.  The portfolio manager then referred the Trustees to the Advisor's Form ADV which was previously provided to the Board which provides details regarding the experience of each of the Advisor's advisory personnel.  Mr. Galley also provided additional information regarding the experience of the Advisor in managing other investment accounts.  Based on the foregoing information the Trustees concluded that the Advisor had provided quality services and would continue to do so for the Fund.

The Board next reviewed the performance of the Fund for the fiscal year 2007 and for the year-to-date 2008.  The portfolio manager indicated that the RiverNorth Core Opportunity Fund returned 9.67% from its inception date through the end of 2007.  This return compares favorably to the Morningstar Moderate Allocation Peer Group which returned 5.99%, the 60/40 blended index which returned 6.22% and the S&P 500 Index which returned 5.50% for the same period.  As to the year-to-date performance for 2008, the portfolio manager indicated that the RiverNorth Core Opportunity Fund returned -5.56%, which compares favorably to the Morningstar Moderate Allocation Peer Group which returned -8.37%, the 60/40 blended index which returned -7.17% and the S&P 500 Index which returned -12.65% for the same period.

The Trustees also reviewed the Trust performance relative to the appropriate peer group and indexes and concluded that the return for the 2008 fiscal year since its inception compared favorably to the peer group averages and to the returns of the relative benchmark index.

As to the comparative fees and expenses, the Trustees considered the management fee paid by the Fund and compared that fee to the management fees paid by funds in a relative peer group, as well as its total expense ratios.  The portfolio manager indicated that the annual net expense ratio 1.60% was slightly above the 1.54% average expense ratio for the twelve peer funds included in the moderate allocation Morningstar category.  The portfolio manager indicated that the lowest reported net expense ratio was 0.80% within the peer group and the highest was 3.51%.  He also indicated that the annual management fee of 1.00% for the Fund was slightly above the 0.85% average paid by the other peer funds.  The portfolio manager further indicated that the 1.00% is the maximum fee charged by the peers and the minimum fee for the same peer group is 0.65%.  Nevertheless, after further discussion, it was a consensus of the Trustees that the fees were reasonable given the exceptional performance of the Fund over the same periods.

As to the cost of the services to be provided and to the profits to be realized by the Advisor, the Trustees reviewed the Advisor's estimates of its profitability and its financial condition.  The portfolio manager indicated that the Advisor's financial condition is stable as additional accounts have contributed to higher revenues for the Advisor.  He also noted that the Fund is currently not profitable to the Advisor as the Advisor is subsidizing operations of the Fund.  The Trustees agreed that the contract with the Advisor was not overly profitable to the Advisor and the financial condition of the Advisor was adequate.

The Trustees noted that the Advisor has no affiliations with the Fund's transfer agent fund account custodian distributor or any other broker-dealers and therefore does not derive any benefits from the relationships these parties may have with the Trust.

As to the future growth of the Fund, the portfolio manager outlined the marketing plans that includes emphasis on marketing to fee-based financial planners to grow the assets of the Fund.  He further indicated that as the Fund's assets grow he would anticipate reducing further the annual expense ratio of the Fund.  Additionally, the portfolio manager indicated that because of anticipated asset growth in the Fund and the switching of service providers to Unified Fund Services, additional economies of scale would be realized.

Based on all of the foregoing information and after further discussion it was determined by the Board that the Advisor had provided sufficient information for the Board to consider the renewal of the investment advisory agreement.  Therefore, upon motion duly made and seconded, the Board, including the Independent Trustees, unanimously approved the continuance of the investment advisory agreement for an additional year.

RiverNorth Funds

RiverNorth Core Opportunity Fund

Board of Trustees

Patrick W. Galley, CFA, Chairman

Kevin M. Hinton

James G. Kelley

Dennis F. Magulick

Investment Adviser

RiverNorth Capital Management, Inc.

Transfer Agent, Administrator and Dividend Disbursing Agent

Unified Fund Services

Custodian

Huntington National Bank

Legal Counsel

Thompson Hine LLP

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the RiverNorth Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.  The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert.  The board of trustees, including the audit committee members, determined that, although none of the members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the consensus of the board of trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if novel issues ever arise, the committee will consider hiring an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2008

$ 12,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2008

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2008

$ 2,000

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2008

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2008

$ 2,000

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

RiverNorth Funds

By /s/Patrick W. Galley, President and Treasurer

     Patrick W. Galley

     President and Treasurer

Date: December 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Patrick W. Galley, President and Treasurer

     Patrick W. Galley

     President and Treasurer

Date December 4, 2008